Exhibit 99.1

comScore, Inc. Reports First Quarter 2014 Results

Strong Revenue Growth and Key Partnerships Reflect Continued Business Momentum
RESTON, VA - April 29, 2014 - comScore, Inc. (NASDAQ: SCOR), a leader in measuring the digital world, today announced financial results for the first quarter 2014.
First Quarter 2014
comScore achieved record quarterly revenue of $76.9 million; GAAP loss before income taxes of $0.7 million; and GAAP net loss of $0.8 million, or $(0.02) per basic and diluted share.
First quarter 2014 metrics compared to pro forma* results for the first quarter 2013 were as follows:

•	First quarter revenue of $76.9 million, up 14% from a year ago.

•	First quarter Adjusted EBITDA of $15.4 million, up 22% from a year ago.

•	First quarter Adjusted EBITDA margin was 20% of revenue, up from 19% from a year ago.
* comScore divested its Non-Health Copy Testing and Configuration Manager products in March 2013. All amounts, including implied prior year Pro Forma amounts, reflect adjustments to exclude the Non-Health Copy Testing and Configuration Manager products for the purposes of consistent presentation and are based on management’s estimates of the revenue and results of operations of such products. See Reconciliation of Revenue and Income before Income Taxes to Non-GAAP Revenue, non-GAAP Income and Adjusted EBITDA set forth in the attachment to this press release.

Serge Matta, comScore’s chief executive officer, said, “I am proud of the strong growth we drove in revenue and adjusted EBITDA.  Our strategic priorities continue to gain momentum, as demonstrated by our recently announced long-term partnership with Yahoo to provide TV comparable metrics on digital, video and mobile analytics to their global advertiser base.  Our product teams are hard at work, with the Google vCE development and integration, and the syndication of our Total Video measurement solution, all expected to be on-time before the end of the year.  We remain focused on driving the business forward with sharp execution and a strong value proposition for our clients, partners and shareholders in 2014 and beyond."

First Quarter 2014 Supplemental Financial and Business Information*
(dollars in millions)
(unaudited)

	1Q14	Pro Forma 1Q13*	Change
Subscription Revenue	$69.1	$58.4	18.3%
Project Revenue	$7.8	$9.1	(14.3)%
Existing Customer Revenue	$69.8	$59.5	17.3%
New Customer Revenue	$7.1	$8.0	(11.3)%
International Revenue	$22.7	$20.2	12.4%
Customer Count	2,416	2,206	9.5%

* Pro forma revenue and customer count amounts are adjusted to exclude the company’s Non-Health Copy Testing and Configuration Manager products for the purposes of consistent presentation. See Reconciliation of Revenue and Income before Income Taxes to Non-GAAP Revenue, non-GAAP Income and Adjusted EBITDA set forth in the attachment to this press release.

Financial Outlook
comScore's expectations for the second quarter of 2014 are outlined in the table below:

GAAP revenue	$77.3 million to $79.7 million

GAAP (loss) income before income taxes	($2.0) million to ($0.3) million

Adjusted EBITDA**	$14.3 million to $16.0 million

Estimated fully-diluted shares	34.9 million
comScore's expectations for full year 2014 are outlined in the table below:

GAAP revenue	$317.2 million to $328.2 million

GAAP (loss) income before income taxes	($2.4) million to $5.2 million

Adjusted EBITDA**	$59.9 million to $68.5 million

Estimated fully-diluted shares	35.0 million

**	Reconciliations of GAAP to non-GAAP measures are set forth in the attachment to this press release.
Due to the high variability and difficulty in predicting certain items that affect GAAP net income, such as tax rates and stock price, comScore is unable to provide a complete reconciliation of adjusted EBITDA to net income (loss) on a forward-looking basis without unreasonable efforts. However, a reconciliation of forward-looking adjusted EBITDA to GAAP Income (loss) before income taxes is set forth in the attachment to this press release.
Given the discussion herein regarding our non-health copy testing and configuration manager products, we are also providing Non-GAAP pro forma revenue and pro forma Adjusted EBITDA reconciliations for the corresponding prior periods that exclude this business in the attachments to this press release.
Conference Call Information
Management will provide commentary on the company's results in a conference call on Tuesday, April 29 at 8:30 a.m. ET.
The conference call and replay can be accessed by telephone and webcast as follows:
Call-in Number: 888-713-4218, Pass code 17932338
(International) 617-213-4870, Pass code 17932338
Replay Number: 888-286-8010, Pass code 75283308
(International) 617-801-6888, Pass code 75283308
Webcast (live and replay): http://ir.comscore.com/events.cfm

About comScore
comScore, Inc. (NASDAQ: SCOR) is a global leader in digital measurement and analytics, delivering insights on web, mobile and TV consumer behavior that enable clients to maximize the value of their digital investments. For more information, please visit www.comscore.com/companyinfo.
Non-GAAP Financial Measures
comScore reports all financial information required in accordance with generally accepted accounting principles (GAAP). comScore believes, however, that evaluating its ongoing operating results will be enhanced if it also discloses certain non-GAAP information because it is useful to understand comScore's performance, as it excludes non-cash and other charges that many investors believe may obscure comScore's on-going operating results.

For example, comScore uses non-GAAP net income, which excludes stock-based compensation, amortization of acquired intangible assets, impairment of intangible assets, impairment of marketable securities, costs from acquisitions, restructurings and other non-recurring items, the non-cash deferred tax provision and litigation and related settlement costs. comScore reports non-GAAP EPS (diluted), which uses non-GAAP net income in lieu of GAAP net income in calculating earnings per share. Non-GAAP pro forma revenue excludes the estimated effects of revenue generated from non-health copy testing and configuration manager products. Adjusted pro forma EBITDA also excludes the estimated effects of operations related to Non-Health Copy Testing and Configuration Manager products.
The company believes that excluding certain costs from non-GAAP net income, non-GAAP EPS, and adjusted EBITDA provides a meaningful indication to investors of the expected on-going operating performance of the company. Specifically as it relates to acquisitions and restructurings, the exclusion of these costs reflects the expected benefits realized or to be realized upon the integration of acquired entities into comScore, and the realized benefits of the restructurings.
Whenever comScore uses such historical non-GAAP financial measures, it provides a reconciliation of historical non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measure included in the financial tables accompanying this release. Although the company provides a reconciliation of historical non-GAAP financial measures, due to the high variability and difficulty in predicting certain items that affect net income, such as tax rates and stock price, comScore is unable to provide a complete reconciliation of adjusted EBITDA to net income on a forward-looking basis without unreasonable efforts. However, a reconciliation of forward-looking adjusted EBITDA to GAAP income (loss) before income taxes is set forth in the attachment to this press release.
These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. The use of certain non-GAAP financial measures requires management to make estimates and assumptions regarding amounts of assets and liabilities and the amounts of revenue and expense during the reporting periods. comScore bases its estimates on historical experience and assumptions that it believes are reasonable. Actual results could differ from those estimates.
Cautionary Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, comScore's expectations as to adoption of new products and services by customers; expectations regarding continued growth of its customer base; expectations as to the company's strategy, market position, growth in revenue and margin expansion, impact and financial benefits of certain products, expectations as to the benefits of comScore’s partnerships, with Google and Yahoo; expectations and forecasts of future financial performance, including related growth rates and components thereof; and assumptions related to growth for the second quarter and full year of 2014 and beyond. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: comScore's ability to generate strong revenue and margin growth in future periods; comScore's ability to sell new or additional products and attract new customers; comScore's ability to sell additional subscription-based products to customers; comScore’s dependence on key partnership arrangements, comScore's ability to sell additional products and services to existing customers; and the volatility of quarterly results and expectations.
For a detailed discussion of these and other risk factors, please refer to comScore's Annual Report on Form 10-K for the year ended December 31, 2013    and other filings we make from time to time with the Securities and Exchange Commission (the “SEC”), which are available on the SEC's Web site ( http://www.sec.gov ).
Stockholders of comScore are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. comScore does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.
Contact:
Kenneth Tarpey
Chief Financial Officer
comScore, Inc.
(703) 438-2305
ktarpey@comscore.com

comScore, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2014	2013
	(unaudited)
Revenue	$76,899	$68,848
Cost of revenue (excludes amortization of intangible assets) (1)	23,441	22,554
Selling and marketing (1)	26,066	24,458
Research and development (1)	12,477	10,223
General and administrative (1)	13,344	9,012
Amortization of intangible assets	1,955	2,151
Gain on asset disposition	—	(210)
Settlement of litigation	(80)	—
Total expenses from operations	77,203	68,188
(Loss) income from operations	(304)	660
Interest and other (expense), net	(203)	(164)
Loss from foreign currency	(153)	(340)
(Loss) income before income tax provision	(660)	156
Income tax provision	(122)	(2,179)
Net loss	$(782)	$(2,023)
Net loss per common share:
Basic	$(0.02)	$(0.06)
Diluted	$(0.02)	$(0.06)
Weighted-average number of shares used in per share calculation - common stock:
Basic	33,822,835	34,113,786
Diluted	33,822,835	34,113,786

(1) Amortization of stock-based compensation is included in the line items above as follows:
Cost of revenue	$725	$716
Selling and marketing	$2,396	$2,813
Research and development	$725	$614
General and administrative	$3,377	$856

comScore, Inc.
Condensed Consolidated Balance Sheets
(dollars in thousands)

	March 31, 2014	December 31, 2013
	(Unaudited)	*
Assets
Current assets:
Cash and cash equivalents	$51,793	$67,795
Accounts receivable, net of allowances of $1,893 and $1,667, respectively	87,820	90,040
Prepaid expenses and other current assets	12,329	10,162
Deferred tax assets	10,941	10,802
Total current assets	162,883	178,799
Property and equipment, net	37,515	37,995
Other non-current assets	1,103	1,123
Long-term deferred tax assets	9,290	9,244
Intangible assets, net	30,964	32,938
Goodwill	103,210	103,314
Total assets	$344,965	$363,413
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$6,867	$3,378
Accrued expenses	27,392	33,472
Deferred revenue	91,521	86,607
Deferred rent	1,213	1,155
Deferred tax liabilities	10	10
Capital lease obligations	10,615	10,351
Total current liabilities	137,618	134,973
Deferred rent, long-term	11,463	11,747
Deferred revenue, long-term	2,769	2,859
Deferred tax liabilities, long-term	593	595
Capital lease obligations, long-term	12,384	13,330
Other long-term liabilities	1,101	1,107
Total liabilities	165,928	164,611
Commitments and contingencies
Stockholders’ equity:
Common stock	36	36
Additional paid-in capital	295,995	293,322
Accumulated other comprehensive income	1,568	1,726
Accumulated deficit	(83,955)	(83,173)
Treasury stock	(34,607)	(13,109)
Total stockholders’ equity	179,037	198,802
Total liabilities and stockholders’ equity	$344,965	$363,413

* Information derived from the audited Consolidated Financial Statements

comScore, Inc.
Condensed Consolidated Statements of Cash Flows
(dollars in thousands)

	Three Months Ended March 31,
	2014	2013
	(unaudited)	*
Operating activities:
Net loss	$(782)	$(2,023)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	4,183	4,111
Amortization of intangible assets	1,955	2,151
Provision for bad debts	500	400
Stock-based compensation	7,223	4,999
Amortization of deferred rent	(255)	226
Deferred tax (benefit) provision	(255)	1,788
Gain on asset disposition	(20)	(210)
Changes in operating assets and liabilities:
Accounts receivable	2,107	1,907
Prepaid expenses and other current assets	(2,505)	16
Accounts payable, accrued expenses, and other liabilities	2,378	(1,422)
Deferred revenue	4,810	5,525
Deferred rent	36	952
Net cash provided by operating activities	19,375	18,420
Investing activities:
Proceeds from asset disposition, net	—	160
Purchase of property and equipment	(1,873)	(1,555)
Net cash used in investing activities	(1,873)	(1,395)
Financing activities:
Proceeds from the exercise of common stock options	15	39
Repurchase of common stock (withholding taxes)	(9,581)	(6,682)
Repurchase of common stock (treasury shares)	(21,498)	—
Excess tax benefits from stock based compensation	265	—
Principal payments on capital lease obligations	(2,707)	(2,211)
Proceeds from financing arrangements	—	3,964
Net cash used in financing activities	(33,506)	(4,890)
Effect of exchange rate changes on cash	2	(161)
Net (decrease) increase in cash and cash equivalents	(16,002)	11,974
Cash and cash equivalents at beginning of period	67,795	61,764
Cash and cash equivalents at end of period	$51,793	$73,738

* Information derived from the audited Consolidated Financial Statements

Reconciliation of Revenue and Income before Income Taxes to Non-GAAP Revenue, non-GAAP Net Income and Adjusted EBITDA
(dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
	(unaudited)

Revenue	$76,899	$68,848
Adjustment to exclude non-Health Copy-Testing and Configuration Manager products	—	(1,330)
Non-GAAP Revenue (1)	$76,899	$67,518

(Loss) income before income taxes	$(660)	$156
Deferred tax benefit (provision)	255	(1,788)
Current cash tax provision	(377)	(391)
Net loss	(782)	(2,023)
Amortization of intangible assets	1,955	2,151
Stock-based compensation	7,223	4,999
Costs related to acquisitions, restructuring and other non-recurring items	2,611	1,418
Settlement of litigation	(80)	—
Gain on asset disposition	—	(210)
Adjustment to exclude non-Health Copy-Testing and Configuration Manager products	—	(170)
Deferred tax (benefit) provision	(255)	1,788
Non-GAAP net income (1)	10,672	7,953
Current cash tax provision	377	391
Depreciation	4,183	4,111
Interest Exp (income), net	203	179
Adjusted EBITDA (1)	$15,435	$12,634
Adjusted EBITDA margin (%)	20%	19%

EPS (diluted)	$(0.02)	$(0.06)
Non-GAAP EPS (diluted)	$0.30	$0.22

Weighted -average number of shares used in per share calculation - common stock

GAAP EPS (diluted)	33,822,835	34,113,786
Non-GAAP EPS (diluted)	35,064,385	35,880,433

(1) 2013 amounts include adjustments to exclude Non-Health Copy Testing and Configuration Manager products and are based on management’s estimates of the revenue and results of operations of such products.

Reconciliation of GAAP Operating Cash Flow to Free Cash Flow
(dollars in thousands)

	Three Months Ended March 31,
	2014	2013
	(unaudited)

Net cash provided by operating activities	$19,375	$18,420
Purchase of property and equipment	(1,873)	(1,555)
Free cash flow	$17,502	$16,865

First Quarter 2014 Supplemental GAAP Financial and Business Information
(dollars in millions)
(unaudited)

	1Q14	1Q13	Change
Subscription Revenue	$69.1	$59.4	16.3%
Project Revenue	$7.8	$9.4	(17.0)%
Existing Customer Revenue	$69.8	$60.8	14.8%
New Customer Revenue	$7.1	$8.0	(11.3)%
International Revenue	$22.7	$20.3	11.8%
Customer Count	2,416	2,206	9.5%

First Quarter 2014 Supplemental Pro Forma Financial and Business Information (1)
(dollars in millions)
(unaudited)

	1Q14	Pro Forma 1Q13(1)	Change
Subscription Revenue	$69.1	$58.4	18.3%
Project Revenue	$7.8	$9.1	(14.3)%
Existing Customer Revenue	$69.8	$59.5	17.3%
New Customer Revenue	$7.1	$8.0	(11.3)%
International Revenue	$22.7	$20.2	12.4%
Customer Count	2,416	2,206	9.5%

(1) Pro forma revenue and customer count amounts are adjusted to exclude the company’s Non-Health Copy Testing and Configuration Manager products.

Revenue and Reconciliation of Income (Loss) before Income Taxes to Adjusted EBITDA (Guidance)
(dollars in thousands)
Forecasted amounts for the three and twelve month periods ending June 30, 2014 and December 31, 2014 are based on the mid-points of the range of guidance provided herein
The twelve month period ending December 31, 2013 has been adjusted to exclude the results of operations from the Non-Health Copy-Testing and Configuration Manager products activity which was disposed of during the first quarter of 2013.

	Three Months Ended June 30,		Full Year December 31,
	2014	2013 (1)	2014	2013 (1)
	(unaudited)		(unaudited)

Revenue	$78,500	$69,911	$322,700	$285,530

Income (loss) before income taxes	(1,100)	918	$1,400	2,183
Amortization of intangible assets	1,900	1,936	7,700	7,697
Stock-based compensation	8,500	7,146	31,200	27,035
Costs related to acquisitions, restructuring and other non-recurring items	1,600	926	5,100	7,015
Settlement of litigation	(600)	—	(800)	(1,360)
Gain on ARS disposition	—	(1,160)	—	(214)
Depreciation	4,500	4,045	18,300	16,777
Interest expense, net	300	168	1,300	938
Adjusted EBITDA	$15,100	$13,979	$64,200	$60,071
Adjusted EBITDA margin (%)	19%	20%	20%	21%

Estimated Q2 2014 and full year 2014 non-GAAP (Diluted) share count is 34.9M and 35.0M, respectively.

(1) Amounts include adjustments to exclude the Non-Health Copy Testing and Configuration Manager products and are based on management’s estimates of the revenue and results of operations of such products.

Reconciliation of Revenue and Adjusted EBITDA to Pro Forma Revenue and Pro Forma Adjusted EBITDA (1)
(dollars in thousands)

	Three Months Ended June 30,
	2014			2013
	(unaudited)
	Pre-Adjusted	Adjustment to Exclude non-Health Copy Testing and Configuration Manager Products	Adjusted	As Reported	Adjustment to Exclude non-Health Copy Testing and Configuration Manager Products	Adjusted

Revenue	$78,500	—	$78,500	$69,911	—	$69,911
Adjusted EBITDA(2)	$15,100	—	$15,100	$13,979	—	$13,979
Adjusted EBITDA margin (%)	19%	—	19%	20%	—	20%

	Twelve Months Ended December 31,
	2014			2013
	(unaudited)
	Pre-Adjusted	Adjustment to Exclude non-Health Copy Testing and Configuration Manager Products	Adjusted	As Reported	Adjustment to Exclude non-Health Copy Testing and Configuration Manager Products (3)	Adjusted

Revenue	$322,700	—	$322,700	$286,860	(1,330)	285,530
Adjusted EBITDA(2)	$64,200	—	$64,200	$60,241	(170)	$60,071
Adjusted EBITDA margin (%)	20%	—	20%	21%	13%	21%

(1) 2013 annual pro forma revenue and pro forma Adjusted EBTIDA are adjusted to exclude the company’s Non-Health Copy Testing and Configuration Manager products.
(2) See reconciliation of Adjusted EBITDA.
(3) Adjustments to exclude the Non-Health Copy Testing and Configuration Manager products are based on management’s estimates of the revenue and results of operations of such products during 2013.